Summary of Significant Accounting Policies (Details 1) (USD $) In Thousands	12 Months Ended
	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Allocation of income, franchise and excise taxes in consolidated statements of operations
Income and other tax (expense) benefit	$ 292	$ 2,716	$ 5,235
Discontinued operations, net	86	(1,073)	(1,797)
Provision for income, franchise and excise taxes	$ 378	$ 1,643	$ 3,438